EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Aerosonic Corporation (the “Company”) on Form 10-Q for the period ending July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Mervyn Nabors, Chairman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C Section 1350 that:

(1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ J. MERVYN NABORS
J. Mervyn Nabors, Chairman, Chief Executive Officer and President

Dated:  September 16, 2002

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